                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 5506646

The Registrar of Companies for England and Wales hereby certifies that

PURPLEGRANGE PLC

having by special resolution changed its name, is now incorporated under the name of

TURQUOISE FUNDING PLC

Given at Companies House, London, the llth January 2006

                                                                 [LOGO]

                                                        THE OFFICIAL SEAL OF THE
                                                         REGISTRAR OF COMPANIES

                                     [LOGO]

                                 Companies House
                              -- for the record --

                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 5506646

The Registrar of Companies for England and Wales hereby certifies that

TURQUOISE FUNDING PLC

having by special resolution changed its name, is now incorporated under the name of

TURQUOISE CARD BACKED SECURITIES PLC

Given at Companies House, London, the llth May 2006

                                                                 [LOGO]

                                                        THE OFFICIAL SEAL OF THE
                                                         REGISTRAR OF COMPANIES

                                     [LOGO]

                                 Companies House
                              -- for the record --

                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                           OF A PUBLIC LIMITED COMPANY

                               Company No. 5506646

The Registrar of Companies for England and Wales hereby certifies that

PURPLEGRANGE PLC

is this day incorporated under the Companies Act 1985 as a public company and that the company is limited.

Given at Companies House, Cardiff, the 13th July 2005

                                                                 [LOGO]

                                                        THE OFFICIAL SEAL OF THE
                                                         REGISTRAR OF COMPANIES

                                     [LOGO]

                                Companies House
                              -- for the record --